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                           OAKWOOD HOMES CORPORATION,


                                   as Issuer,


                                       and


                       THE FIRST NATIONAL BANK OF CHICAGO,


                                   as Trustee





                                    INDENTURE




                        Dated as of February [___], 1999



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                                TABLE OF CONTENTS
                                -----------------

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
ARTICLE ONE  DEFINITIONS AND OTHER PROVISIONS OF GENERAL
APPLICATION.......................................................................

    Section 101.  Definitions.....................................................
    Section 102.  Compliance Certificates and Opinions............................
    Section 103.  Form of Documents Delivered to Trustee..........................
    Section 104.  Acts of Holders; Record Dates...................................
    Section 105.  Notices, Etc., to Trustee and Company...........................
    Section 106.  Notice to Holders; Waiver.......................................
    Section 107.  Conflict with Trust Indenture Act...............................
    Section 108.  Effect of Headings and Table of Contents........................
    Section 109.  Successors and Assigns..........................................
    Section 110.  Separability Clause.............................................
    Section 111.  Benefits of Indenture...........................................
    Section 112.  Governing Law...................................................
    Section 113.  Legal Holidays..................................................
    Section 114.  Independence of Covenants.......................................

ARTICLE TWO  SECURITY FORMS.......................................................

    Section 201.  Forms of Securities.............................................
    Section 202.  Form of Legend for Book-Entry Securities........................
    Section 203.  Form of Trustee's Certificate of Authentication.................

ARTICLE THREE  THE SECURITIES.....................................................

    Section 301.  Amount Unlimited; Issuable in Series............................
    Section 302.  Denominations...................................................
    Section 303.  Execution, Authentication, Delivery and Dating..................
    Section 304.  Temporary Securities............................................
    Section 305.  Registration, Registration of Transfer and Exchange.............
    Section 306.  Mutilated, Destroyed, Lost and Stolen Securities................
    Section 307.  Payment of Interest; Interest Rights Preserved..................
    Section 308.  Persons Deemed Owners...........................................
    Section 309.  Cancellation....................................................
    Section 310.  Computation of Interest;  Default Rate..........................

ARTICLE FOUR  SATISFACTION AND DISCHARGE

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    Section 401.  Satisfaction and Discharge of Indenture.........................

    Section 402.  Application of Trust Money......................................
    Section 403.  Defeasance and Discharge of Securities of Any Series............

ARTICLE FIVE  REMEDIES ...........................................................

    Section 501.  Events of Default...............................................
    Section 502.  Acceleration of Maturity; Rescission and Annulment..............
    Section 503.  Collection of Indebtedness and Suits for Enforcement by Trustee.
    Section 504.  Trustee May File Proofs of Claim................................
    Section 505.  Trustee May Enforce Claims Without Possession of Securities.....
    Section 506.  Application of Money Collected..................................
    Section 507.  Limitation on Suits.............................................
    Section 508.  Unconditional Right of Holders to Receive Principal, Premium
                  and Interest....................................................
    Section 509.  Restoration of Rights and Remedies..............................
    Section 510.  Rights and Remedies Cumulative..................................
    Section 511.  Delay or Omission Not Waiver....................................
    Section 512.  Control by Holders..............................................
    Section 513.  Waiver of Past Defaults.........................................
    Section 514.  Undertaking for Costs...........................................
    Section 515.  Waiver of Stay or Extension Laws................................

ARTICLE SIX  THE TRUSTEE..........................................................

    Section 601.  Certain Duties and Responsibilities.............................
    Section 602.  Notice of Defaults..............................................
    Section 603.  Certain Rights of Trustee.......................................
    Section 604.  Not Responsible for Recitals or Issuance of Securities..........
    Section 605.  May Hold Securities.............................................
    Section 606.  Money Held in Trust.............................................
    Section 607.  Compensation and Reimbursement..................................
    Section 608.  Disqualification; Conflicting Interests.........................
    Section 609.  Corporate Trustee Required; Eligibility.........................
    Section 610.  Resignation and Removal; Appointment of Successor...............
    Section 611.  Acceptance of Appointment by Successor..........................
    Section 612.  Merger, Conversion, Consolidation or Succession to Business....
    Section 613.  Preferential Collection of Claims Against Company...............
    Section 614.  Appointment of Authenticating Agent.............................

ARTICLE SEVEN HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

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    Section 701.  Company to Furnish Trustee Names and Addresses of Holders.......
    Section 702.  Preservation of Information; Communications to Holders..........
    Section 703.  Reports by Trustee..............................................
    Section 704.  Reports by Company..............................................

ARTICLE EIGHT  CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

    Section 801  Restrictions on Mergers, Consolidations and Transfers of Assets..

ARTICLE NINE  SUPPLEMENTAL INDENTURES.............................................

    Section 901.  Supplemental Indentures Without Consent of Holders..............
    Section 902.  Supplemental Indentures with Consent of Holders.................
    Section 903.  Execution of Supplemental Indentures............................
    Section 904.  Effect of Supplemental Indentures...............................
    Section 905.  Conformity with Trust Indenture Act.............................
    Section 906.  Reference in Securities to Supplemental Indentures..............
    Section 907.  Notice of Supplemental Indentures...............................

ARTICLE TEN  COVENANTS............................................................

    Section 1001.  Payment of Principal, Premium and Interest.....................
    Section 1002.  Maintenance of Office or Agency................................
    Section 1003.  Money for Securities Payments to Be Held in Trust..............
    Section 1004.  Corporate Existence............................................
    Section 1005.  Payment of Taxes and Other Claims..............................
    Section 1006.  Maintenance of Properties......................................
    Section 1007.  Maintenance of Insurance.......................................
    Section 1008.  Defeasance of Certain Obligations..............................
    Section 1009.  Statement as to Compliance.....................................
    Section 1010.  Waiver of Certain Covenants....................................
    Section 1011.  Restrictions on Secured Debt...................................
    Section 1012.  Restrictions on Debt of Subsidiaries...........................
    Section 1013.  Restrictions on Sale Leaseback Transactions....................

ARTICLE ELEVEN  REDEMPTION OF SECURITIES..........................................

    Section 1101.  Applicability of Article.......................................
    Section 1102.  Election to Redeem; Notice to Trustee..........................
    Section 1103.  Selection by Trustee of Securities to Be Redeemed..............
    Section 1104.  Notice of Redemption...........................................
    Section 1105.  Deposit of Redemption Price....................................
    Section 1106.  Securities Payable on Redemption Date..........................
    Section 1107.  Securities Redeemed in Part....................................

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

ARTICLE TWELVE  SINKING FUNDS.....................................................

    Section 1201.  Applicability of Article.......................................
    Section 1202.  Satisfaction of Sinking Fund Payments with Securities..........
    Section 1203.  Redemption of Securities for Sinking Fund......................

ARTICLE THIRTEEN REPAYMENT AT THE OPTION OF THE HOLDERS...........................

    Section 1301. Applicability of Article........................................
    Section 1302. Repayment of Securities.........................................
    Section 1303.  Exercise of Option.............................................
    Section 1304.  When Securities Presented for Payment Become Due and Payable...
    Section 1305.  Securities Repaid in Part......................................

ARTICLE FOURTEEN SUBORDINATION OF SECURITIES......................................

    Section 1401.  Securities Subordinate to Senior Indebtedness..................

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

                                    INDENTURE

         INDENTURE, dated as of February [___], 1999, between OAKWOOD HOMES CORPORATION, a North Carolina corporation (the "Company"), having its principal office at 7025 Albert Pick Road, Greensboro, North Carolina 27409, and THE FIRST NATIONAL BANK OF CHICAGO, as Trustee hereunder (the "Trustee"), having its Corporate Trust Office at One North State Street, 9th Floor, Chicago, Illinois 60602.

                             RECITALS OF THE COMPANY

         The Company deems it advisable to issue from time to time for its lawful purposes its unsecured debentures, notes or other evidences of indebtedness (hereinafter called the "Securities") in one or more series as in this Indenture provided, and has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of the Securities, unlimited as to principal amount, to bear interest at the rates or formulas, to mature at such times and to have such other provisions as shall be fixed as hereinafter provided.

         This Indenture is subject to, and shall be governed by, the provisions of the Trust Indenture Act that are required to be part of and to govern indentures qualified under the Trust Indenture Act.

         All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

                                   ARTICLE ONE
             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

         Section 101.  Definitions.

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

         (a) the terms defined in this Article have, when capitalized, the meanings assigned to them in this Article, and include the plural as well as the singular;

         (b) all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

         (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of the Indenture;

         (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

         (e) all references to "dollars", "$", "U.S. dollars", "United States dollars" or "cash" shall refer to the lawful currency of the United States of America; and

         (f) the definitions included herein may be modified, expanded, deleted or otherwise amended in a supplemental indenture after the date hereof.

         "Act", when used with respect to any Holder, has the meaning specified in Section 104.

         "Affiliate" means, with respect to any specified Person, any other Person which, directly or indirectly, is in control of, is controlled by or is under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power, direct or indirect, to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Attributable Debt from a Sale and Leaseback" means, as of any particular time, the aggregate present values (discounted at the weighted average effective interest cost of Outstanding Securities determined on a weighted average basis and compounded semi-annually) of all remaining rental payments for which the Company of any Subsidiary is obligated under all leases due through the date through which such leases have been or may, at the option of the lessor, be extended or, if earlier, through the earliest date on which the lessee may terminate such leases upon payment of a penalty (which penalties will be considered in calculating the present value), after excluding all amounts required to be paid on account of maintenance and repairs, insurance, taxes, assessments, water and utility rates and similar charges.

         "Authenticating Agent" means any authenticating agent appointed by the Trustee pursuant to Section 614.

         "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted or consented to by the Board of

Directors or any committee thereof and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Book-Entry Security" means a Security bearing the legend specified in
Section 202 evidencing all or part of a series of Securities, authenticated and delivered to the Depositary for such series or its nominee, and registered in the name of such Depositary or nominee.

         "Business Day" when used with respect to any Place of Payment means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the Place of Payment are authorized or obligated by law or executive order to close.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution of the Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Company" means the Person named as the "Company" in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

         "Company Request" or "Company Order" means a written request or order signed in the name of the Company by any one of its Chairman of the Board, its Vice Chairman, its Chief Executive Officer, its President or a Vice President (regardless of Vice Presidential designation), and by any one of its Treasurer, Assistant Treasurer, Secretary or Assistant Secretary and delivered to the Trustee.

         "Consolidated Net Tangible Assets" means, at any date, the total assets appearing on the Company's and Subsidiaries' most recently prepared consolidated balance sheet at the end of a fiscal quarter of the Company, prepared in accordance with generally accepted accounting principals at the time of calculation, less (a) all current liabilities as shown on such balance sheet and
(b) Intangible Assets.

         "Corporate Trust Office" means the office of the Trustee at which, at any particular time, its corporate trust business shall be administered, which office as of the date of this Indenture is the address of the Trustee set forth in Section 105.

         "Defaulted Interest" has the meaning specified in Section 307.

         "Depositary" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Book-Entry Securities, The Depository Trust Company, its nominees and successors, or another Person designated as Depositary by the Company pursuant to Section 301, which must be a clearing agency registered under the Exchange Act, and if at any time there is more than one such Person, "Depositary" shall mean the Depositary with respect to the Securities of that series.

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

         "Event of Default" has the meaning specified in Section 501.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any statute successor thereto.

         "Expiration Date" has the meaning specified in Section 104.

         "Holder" means a Person in whose name a Security is registered in the Security Register.

         "Indebtedness" means (i) all obligations for borrowed money, (ii) all obligations evidenced by bonds, debentures, notes or other similar instruments,
(iii) all obligations in respect of letters of credit or bankers acceptances or similar instruments (or reimbursement obligations with respect thereto), (iv) all obligations to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (v) all obligations as lessee which are capitalized in accordance with generally accepted accounting principles, and (vi) all Indebtedness of others guaranteed by the Company or any of its subsidiaries or for which the Company or any of its subsidiaries is otherwise responsible or liable (whether by agreement to purchase indebtedness of, or to supply funds or to invest in, others).

         "Indemnified Party or Parties" has the meaning specified in Section
607.

         "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, and shall include the terms of particular series of Securities established as contemplated by Section 301; provided, however, that, if at any time more than one Person is acting as Trustee under this instrument, "Indenture" shall mean, with respect to any one or more series of Securities for which such Person is Trustee, this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of those particular series of Securities for which such Person is Trustee established as contemplated by Section 301, exclusive, however, of any provisions or terms which relate solely to other series of Securities for which such Person is Trustee, regardless of when such terms or provisions were adopted, and exclusive of any provisions or terms adopted by means of one or more indentures supplemental hereto executed and delivered after such Person had become such Trustee but to which such Person, as such Trustee, was not a party.

         "Indexed Security" means a Security the terms of which provide that the principal amount thereof payable at Stated Maturity may be more or less than the principal face amount thereof at original issuance.

         "Intangible Assets" means the value (net of applicable reserves), as shown on or reflected in the Company's and Subsidiaries' most recently prepared consolidated balance sheet at the end of a fiscal quarter of the Company, of (a) all trade names, trademarks, licenses, patents, copyrights, and goodwill; (b) organizational costs; and (c) deferred charges (other than prepaid items such as insurance, taxes, interest, commissions, rents and similar items and intangible assets being amortized). In no event, however, will the term "Intangible Assets" include product development costs.

         "Interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, shall mean interest payable after Maturity.

         "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Securities.

         "Liens" means any mortgage, pledge, security interest, lien or encumbrance.

         "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, notice of redemption or otherwise.

         "Officers' Certificate" means a certificate signed by the Chairman of the Board, Vice Chairman, the Chief Executive Officer, the President or a Vice President (regardless of Vice Presidential designation), and by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Company, and delivered to the Trustee.

         "Opinion of Counsel" means a written opinion of counsel, who may be an employee of or counsel for the Company or the Trustee unless an independent opinion of counsel is required pursuant to the terms of this Indenture.

         "Opinion of Independent Counsel" means a written opinion of counsel, who may be regular outside counsel for the Company, which is issued by a Person who is not an employee or consultant of the Company and who shall be reasonably acceptable to the Trustee.

         "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

         "Outstanding", when used with respect to Securities means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

         (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

         (ii) Securities, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent

         (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided, that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and Securities, except to the extent provided in Section 403, with respect to which the Company has effected defeasance as provided in Section 403; and

         (iii) Securities which have been returned pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof reasonably satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (i) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof pursuant to Section 502, (ii) the principal amount of any Indexed Security of any series that may be counted in making such determination or calculation and that shall be deemed outstanding for such purpose shall be equal to the principal face amount of such Indexed Security at original issuance, unless otherwise established as contemplated by Section 301 with respect to such Security, and (iii) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

         "Paying Agent" means any Person authorized by the Company to pay the principal of or any premium or interest on any Securities on behalf of the Company.

         "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Place of Payment", when used with respect to the Securities of any series, means the place or places where the principal of and any premium and interest on the Securities of that series are payable as established as contemplated by Section 301.

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

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "Preferred Stock" means, with respect to any Person, capital stock issued by such Person that is entitled to a preference or priority over any other capital stock issued by such Person upon any distribution of such Person's assets, whether by dividend or upon liquidation.

         "Redemption Date", when used with respect to any Security to be redeemed, in whole or in part, means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

         "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date for that purpose established as contemplated by Section 301.

         "Responsible Officer", when used with respect to the Trustee, means any officer within the Corporate Trust Department (or any successor department) including, without limitation, any vice president (whether or not designated by a number or a word or words added before or after the title "vice president"), any trust officer, any assistant secretary, the controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         "Sale and Leaseback" shall have the meaning specified in Section 1013.

         "Security" has the meaning stated in the first recital of this Indenture and, more particularly, means any Security or Securities authenticated and delivered under this Indenture; provided, however, that, if at any time there is more than one Person acting as Trustee under this Indenture, "Securities" with respect to the Indenture as to which such Person is Trustee shall have the meaning stated in the first recital of this Indenture and shall more particularly mean Securities authenticated and delivered under this Indenture, exclusive, however, of Securities of any series as to which such Person is not Trustee.

         "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

         "Senior Indebtedness" has the meaning determined pursuant to Section 301(17).

         "Special Record Date" for the payment of any Defaulted Interest on the Securities of any series means a date fixed by the Trustee pursuant to Section 307.

         "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

         "Subsidiary" means (i) any corporation at least a majority of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries of the Company, or by the Company and one or more other Subsidiaries of the Company, (ii) any partnership in which the Company or a Subsidiary of the Company holds a majority interest in the equity capital or profits of such partnership, or (iii) any other Person in which the Company, a Subsidiary of the Company or the Company and one or more other Subsidiaries of the Company, directly or indirectly, at the date of determination has (x) at least a majority ownership interest or (y) the power to elect or direct the election of a majority of the directors or other governing body of such Person. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

         "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

         "U.S. Government Obligations" means securities which are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

         "Yield to Maturity" means the yield to maturity, computed at the time of issuance of a Security (or, if applicable, at the most recent redetermination of interest on such Security) and as set forth in such Security in accordance with generally accepted United States bond yeild computation principles.

         Section 102.  Compliance Certificates and Opinions.

         Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture. Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

         (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

         (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

         (3) a statement that, in the opinion of each such individual, the individual has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

         Section 103.  Form of Documents Delivered to Trustee.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such officer's certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         Section 104.  Acts of Holders; Record Dates.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of the Outstanding Securities of all series or one or more series, as the case may be, may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

         (c) The Company may, in the circumstances permitted by the Trust Indenture Act, fix any date not more than 60 days nor less than 5 days prior to the date of any of the following actions as the record date for the purpose of determining the Holders of Securities of any series entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders of Securities of such series. If not set by the Company prior to the first solicitation of a Holder of Securities of such series made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 701) prior to such first solicitation or vote, as the case may be. Notwithstanding the foregoing, the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to each Holder of Securities of the relevant series in the manner set forth in Section 106.

         (d) The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 502, (iii) any request to institute proceedings referred to in Section 507(2) or (iv) any direction referred to in
Section 512, in each case with respect to Securities of such series. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of such series on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 106.

         (e) With respect to any record date set pursuant to this Section, the party hereto which sets such record dates may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration date is given to the other party hereto in writing, and to each Holder of Securities of the relevant series in the manner set forth in Section 106, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

         (f) Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

         (g) The ownership of Securities shall be proved by the Security
Register.

         (h) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

         (i) For purposes of this Indenture, any action by the Holders which may be taken in writing may be taken by electronic means or as otherwise reasonably acceptable to the Trustee.

         Section 105.  Notices, Etc., to Trustee and Company.

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

         (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, One North State Street, 9th Floor, Chicago, Illinois 60602, Attention: Corporate Trust Department, or at any other address previously furnished in writing by the Trustee to the Holders or the Company or any other obligor on the Securities, or

         (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing to or with the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument to the "Attention of the Treasurer" with a copy to the Company's General Counsel or at any other address previously furnished in writing to the Trustee by the Company. Any such communication shall be effective upon receipt.

         Section 106.  Notice to Holders; Waiver.

         Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

         Section 107.  Conflict with Trust Indenture Act.

         If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the Trust Indenture Act provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or excluded, as the case may be.

         Section 108.  Effect of Headings and Table of Contents.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         Section 109.  Successors and Assigns.

         All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

         Section 110.  Separability Clause.

         In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 111.  Benefits of Indenture.

         Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         Section 112.  Governing Law.

         This Indenture and the Securities shall be deemed to be a contract under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such state, without regard to principles of conflicts of laws.

         Section 113.  Legal Holidays.

         In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment for such Security, then notwithstanding any other provision of this Indenture or of the Security (other than a provision of the Security established as contemplated by Section 301 and which specifically states that such provision shall apply in lieu of this Section 113), payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, and no interest shall accrue on such payment for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, to the next succeeding Business Day.

         Section 114.  Independence of Covenants.

         All covenants and agreements in this Indenture shall be given independent effect so that if a particular action or condition is not permitted by any such covenants or agreements, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a default or an Event of Default if such action is taken or condition exists.

                                   ARTICLE TWO
                                 SECURITY FORMS

         Section 201.  Forms of Securities.

         The Securities of each series shall be in substantially the forms as shall be established by or pursuant to one or more Board Resolutions (as set forth in a Board Resolution or, to the extent established pursuant to rather than as set forth in a Board Resolution, an Officer's Certificate detailing such establishment) or in one or more indentures supplemental hereto, shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or any indenture supplemental hereto, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements placed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Securities may be listed or of the Depositary therefore, or to conform to usage. The definitive Securities shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange or automated quotation system on which the Securities of such series may be listed or traded, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

         Section 202.  Form of Legend for Book-Entry Securities.

         Any Book-Entry Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

         "This Security is a Book-Entry Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary or a successor depositary. This Security is not exchangeable for Securities registered in the name of a Person other than the Depositary or its nominee except in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in the limited circumstances described in the Indenture."

         Section 203.  Form of Trustee's Certificate of Authentication.

         The Trustee's certificates of authentication shall be in substantially the following form:

                    "TRUSTEE'S CERTIFICATE OF AUTHENTICATION

Dated:

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                        [_______________________], as Trustee

                                        By: _________________________________
                                            Authorized Signatory"

         If at any time there shall be an Authenticating Agent appointed with respect to one or more series of Securities, then in lieu of the Trustee's certificate of authentication, an alternative certificate of authentication shall be borne by such Securities substantially in the following form:

                    "TRUSTEE'S CERTIFICATE OF AUTHENTICATION

Dated:

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.



                                        By:[____________________], as Trustee,
                                              as Authenticating Agent

                                        By: ___________________________
                                              Authorized Signatory"


                                  ARTICLE THREE
                                 THE SECURITIES

         Section 301.  Amount Unlimited; Issuable in Series.

         The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. All Securities of one series need not be issued at the same time and, unless otherwise provided, a series may be reopened, without the consent of any Holder, for issuances of additional Securities of such series.

         The Securities may be issued in one or more series. With respect to any series of Securities which may be designated and authenticated and delivered under this Indenture, there shall be established in or pursuant to one or more Board Resolutions (and to the extent established pursuant to rather than as set forth in a Board Resolution, in an Officers' Certificate detailing such establishment) or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series (except as provided in the last paragraph of this Section 301), the following:

         (1) the title of the Securities of the series (which shall distinguish the Securities of the series from Securities of any other series);

         (2) the aggregate principal amount of the Securities and any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906 or 1107 and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder), which limit, unless otherwise expressly established, may be changed from time to time by or pursuant to Board Resolution, Officers' Certificate or indentures supplemental hereto without the consent of any Holders;

         (3) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

         (4) the date or dates, or the method by which such date or dates will be determined, on which the principal and premium, if any, of the Securities of the series is payable;

         (5) the rate or rates (which may be fixed, floating, or adjustable) at which the Securities of the series shall bear interest, if any, or the method or methods by which such rate or rates shall be determined, the date or dates from which such interest shall accrue or method by which such date or dates shall be determined, the Interest Payment Dates on which any such interest shall be payable and the Regular Record Date, if any, for any interest payable on any Interest Payment Date, or the method by which such date shall be determined, and the basis upon which interest shall be calculated if other than that of a 360-day year of twelve 30-day months;

         (6) the place or places where the principal of and any premium and interest on Securities of the series shall be payable and the place or places where the Securities of such series may be presented for requisition of exchange;

         (7) the period or periods within which, the price or prices at which, the currencies, currency units or composite currencies in which, and the other terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company and if other than by a Board Resolution, the manner in which any election by the Company to redeem the Securities shall be evidenced;

         (8) the obligation, if any, of the Company to redeem, repay or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which, and the other terms and conditions upon which Securities of the series shall be redeemed, repaid or purchased, in whole or in part, pursuant to such obligation;

         (9) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

         (10) the application, if any, of Section 403 to the Securities of the series;

         (11) the application, if any, of Section 1008 to the Securities of the series;

         (12) if the amount of payments of principal of or any premium or interest on any Securities of the series may be determined with reference to an index, formula or other method (which index, formula or method may be based, without limitation, on one or more currencies, currency units, composite currencies, commodities, equity indices or other indices), the manner in which such amounts shall be determined;

         (13) whether the Securities of the series shall be issued in whole or in part in the form of one or more Book-Entry Securities and, in such case, the Depositary with respect to such Book-Entry Security or Securities and the circumstances under which any such Book-Entry Security may be registered for transfer or exchange, or authenticated and delivered, in the name of a Person other than such Depositary or its nominee, if other than as set forth in Section 305;

         (14) if other than the entire principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502;

         (15) provisions, if any, granting special rights to the Holders of Securities of the series upon the occurrence of such events as may be specified;

         (16) any deletions from, modifications of or additions to the Events of Default or covenants of the Company with respect to Securities of the series, whether or not such Events of Default or covenants are consistent with the Events of Default or covenants set forth herein;

         (17) the terms pursuant to which the Securities of the series will be made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness of the Company, and the definition of any such Senior Indebtedness;

         (18) whether the payment of principal, premium and interest and other amounts due hereunder, and performance of the Company's other obligations hereunder, will be guaranteed by one or more guarantors, including subsidiaries of the Company;

         (19) whether the Securities of such series are registered securities, bearer securities or, alternatively, bearer and registered securities, and whether any bearer securities will be issued with coupons, without coupons or both, and any restrictions applicable to the offer, sale or delivery of bearer securities and the terms, if any, upon which bearer securities of the series may be exchanged for registered securities of the series and vice versa; and

         (20) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by
Section 901(5)).

         All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided by or pursuant to the Board Resolution or Officer's Certificate referred to above or as set forth in any indenture supplemental hereto.

         The Securities of any series need not be issued at the same time but may be issued from time to time and the terms of any Security may be established prior to the issuance thereof but after the issuance of other Securities of the same series.

         If any of the terms of the Securities of such series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate or Company Order setting forth the terms of the series.

         Section 302.  Denominations.

         The Securities of each series shall be issuable in registered form without coupons in such denominations as shall be established as contemplated by
Section 301. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

         Section 303.  Execution, Authentication, Delivery and Dating.

         The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, its Chief Executive Officer, its President or one of its Vice Presidents, under its corporate seal which may, but need not, be attested by its Treasurer, one of its Assistant Treasurers, its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

         Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities to or upon the order of the Company or pursuant to such procedures acceptable to the Trustee and to such recipients as the case may be as specified from time to time by a Company Order. If all the Securities of any series are not to be issued at one time and if the terms of such Securities established as contemplated by
Section 301 so permit, such Company Order may set forth procedures acceptable to the Trustee for the completion and authentication of such Securities from time to time. In authenticating Securities of any series, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon,

         (i) any Board Resolution, Officers' Certificate and/or indenture supplemental hereto by or pursuant to which the forms and terms of such Securities are established as contemplated by Sections 201 and 301;

         (ii) an Officers' Certificate setting forth the forms and terms of such Securities and stating that the forms and terms of such Securities have been established pursuant to Sections 201 and 301 and comply with this Indenture, and covering such other matters as the Trustee may reasonably request; and

         (iii) an Opinion of Independent Counsel substantially to the effect that:

                  (a) the forms and the terms of such Securities have been duly authorized and established in conformity with the provisions of this Indenture,

                  (b) all conditions precedent provided for in this Indenture relating to the Trustee's authentication of such Securities have been complied with, and

                  (c) such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Independent Counsel, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles and to such other matters as such counsel may specify.

The Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

         Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Company Order, Board Resolution, indentures supplemental hereto, Officers' Certificate and Opinion of Independent Counsel otherwise required pursuant to such preceding paragraph at or prior to the time of authentication of each Security of such series if such documents (with such modifications as may be appropriate) are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued and reasonably contemplate such authentication of each such Security.

         Each Security shall be dated the date of its authentication, unless otherwise established therefor as contemplated by Section 301.

         No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

         Section 304.  Temporary Securities.

         Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities of such Series which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities. In the case of Securities of any series, such temporary Securities may be in global form.

         If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute, and the Trustee shall authenticate and deliver in exchange therefor, one or more definitive Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor.

         Section 305.  Registration, Registration of Transfer and Exchange.

         The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided. If any indenture supplemental hereto refers to any transfer agents (in addition to the Security Registrar) initially designated by the Company with respect to any series of Securities, the Company may at any time rescind the designation of any such transfer agent or approve a change in the location through which any such transfer agent in each Place of Payment for such series. The Company may at any time designate additional transfer agents with respect to any series of Securities.

         Upon surrender for registration of transfer of any Security of any series at the office or agency in a Place of Payment for Securities of that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor.

         At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the

Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

         Every Security presented or surrendered for registration of transfer or for exchange or redemption shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer.

         Neither the Company nor the Trustee shall be required (i) to issue, register the transfer of or exchange Securities of any series, if such Security may be among those selected for redemption, during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section 1103 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

         Notwithstanding the foregoing, no Book-Entry Security shall be registered for transfer or exchange, or authenticated and delivered, whether pursuant to this Section, Sections 304, 306, 906 or 1107 or otherwise, in the name of a Person other than the Depositary for such Book-Entry Security or its nominee until (i) the Depositary with respect to a Book-Entry Security notifies the Company that it is unwilling or unable to continue as Depositary for such Book-Entry Security or the Depositary ceases to be a clearing agency registered under the Exchange Act, (ii) the Company executes and delivers to the Trustee a Company Order that such Book-Entry Security shall be so transferable and exchangeable or (iii) there shall have occurred and be continuing an Event of Default with respect to the Securities of such series. Upon the occurrence in respect of any Book-Entry Security of any series of any one or more of the conditions specified in clauses (i), (ii) or (iii) of the preceding sentence or such other conditions as may be established as contemplated by Section 301 for Securities of such series, such Book-Entry Security may be registered for transfer or exchange for Securities registered in the names of, or authenticated and delivered to, such Persons as the Depositary with respect to such series shall direct.

         Except as provided in the preceding paragraph, any Security authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, any Book-Entry Security, whether pursuant to this Section, Section 304, 306, 906 or 1107 or otherwise, shall also be a Book-Entry Security and bear the legend specified in Section 202.

         If the Securities are Book-Entry Securities, the Depositary or its nominee, as registered owner of a Book-Entry Security, shall be the Holder of such Book-Entry Security for all purposes under the Indenture and each series of the Securities, and owners of beneficial interests in a Book-Entry Security shall hold such interests pursuant to the applicable procedures of the Depositary. Accordingly, any such owner's beneficial interest in a Book-Entry Security will be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depositary or its nominee.

         Section 306.  Mutilated, Destroyed, Lost and Stolen Securities.

         If any mutilated Security is surrendered to the Trustee, together with such security or indemnity as may be requested by the Company or the Trustee to save each of them harmless the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding. If, after the delivery of such new Security, a bona fide purchaser of the original Security in lieu of which such new Security was issued presents for payment or registration such original Security, the Trustee shall be entitled to recover such new Security from the party to whom it was delivered or any party taking therefrom, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Company and the Trustee in connection therewith.

         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

         Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the

Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

         Section 307.  Payment of Interest; Interest Rights Preserved.

         Except as otherwise established as contemplated by Section 301 with respect to Securities of any series, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Company maintained for such purpose pursuant to Section 1002; provided, however, that, except in the case of a Book-Entry Security, each installment of interest on any Security may at the Company's option be paid by (i) mailing a check for such interest, payable to or upon the written order of the Person entitled thereto pursuant to Section 308, to the address of such Person as it appears on the Security Register or (ii) wire transfer to an account maintained by the payee located inside the United States.

         Any Paying Agents will be identified in a supplemental indenture hereto. The Company may at any time designate additional Paying Agents or rescind the designation of any Paying Agent; however, the Company at all times will be required to maintain a Paying Agent in each Place of Payment for each series of Securities.

         Except as otherwise established as contemplated by Section 301 with respect to Securities of any series, any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in paragraph (1) or (2) below:

         (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money in cash equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as provided in this clause. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall not be more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of such Securities at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date.

         Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

         (2) The Company may pay any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which such Securities may be listed or traded, and upon such notice as may be required by such exchange or automated quotation system, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

         Section 308.  Persons Deemed Owners.

         Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and any premium and (subject to Section 307) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

         Section 309.  Cancellation.

         All Securities surrendered for payment, redemption, repayment at the option of the Holder, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of as directed by a Company Order.

         Section 310.  Computation of Interest;  Default Rate.

         Except as otherwise established as contemplated by Section 301 in respect of Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months and interest on the Securities of each series for any partial period shall be computed on the basis of a 360-day year of twelve 30-day months and the number of days elapsed in any partial month. Unless otherwise specified, interest on any overdue amounts of any series of Securities, whether for interest or principal, shall bear interest at the rate of interest for the underlying Securities.

         Section 311.  CUSIP Numbers.

         The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission o such numbers. The Company shall promptly notify the Trustee in writing of any change in "CUSIP" numbers.

                                  ARTICLE FOUR
                           SATISFACTION AND DISCHARGE

         Section 401.  Satisfaction and Discharge of Indenture.

         This Indenture shall upon Company Order cease to be of further effect with respect to Securities of any series specified in such Company Order (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, upon receipt of Company Order, and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture as to such series, when

         (1)      either

                  (A) all Securities of such series theretofore authenticated and delivered (other than (i) Securities of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                  (B) all Securities of such series not theretofore delivered to the Trustee for cancellation

                         (i) have become due and payable, or

                         (ii) will become due and payable at their Stated
                  Maturity within one year, or

                         (iii) if redeemable at the option of the Company, are
                  to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose cash or U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide not later than the opening of business on the due date of any payment referred to in clause (i), (ii) or (iii) of subparagraph (B) money in an amount sufficient, without consideration of any reinvestment of such principal and interest, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge (i) the principal of (and premium, if any) and each installment of principal (and premium, if any) and interest on such Outstanding Securities of that series on each applicable Stated Maturity of such principal or installment of principal or interest and (ii) any mandatory sinking fund payments or analogous payments applicable to Securities of such series on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities;

         (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company in respect of such Securities; and

         (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to such Securities have been complied with and that such satisfaction and discharge will not result in a breach of violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound.

         Notwithstanding the satisfaction and discharge of this Indenture with respect to Securities of any series pursuant to this Section 401, the obligations of the Company to the Trustee under Section 607, the obligations of the Company to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003, in each case with respect to such Securities, shall survive.

         Section 402.  Application of Trust Money.

         (a) Subject to the provisions of the last paragraph of Section 1003, all cash and U.S. Government Obligations deposited with the Trustee pursuant to
Section 401, 403 or 1008 and all money received by the Trustee in respect of U.S. Government Obligations deposited with the Trustee pursuant to Section 401, 403 or 1008, shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with or received by the Trustee or to make mandatory sinking fund payments or analogous payments as contemplated by Section 403 or 1008.

         (b) The Company shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against U.S. Government Obligations deposited pursuant to Section 401, 403 or 1008 or the interest and principal received in respect of such obligations other than any payable by or on behalf of Holders.

         (c) The Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 401, 403 or 1008 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are then in excess of the amount thereof which then would have been required to be deposited for the purpose for which such money or U.S. Government Obligations were deposited or received.

         (d) If the Trustee for any series or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with Section 401, 403 or 1008, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the series of Securities shall be revived and reinstated with respect to such series, with present and prospective effect, as though no deposit had occurred pursuant to
Section 401, 403 or 1008, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such cash or U.S. Government Obligations in accordance with Section 401, 403 or 1008, as the case may be; provided, however, that if the Company makes any payment to the Trustee or Paying Agent of principal of, premium, if any, or interest on any Security following the reinstatement of its obligations, the Trustee or Paying Agent shall promptly pay any such amount to the Holders of the Securities and the Company shall be subrogated to the rights of the Holders of such series of Securities to receive such payment from the cash and U.S. Government Obligations held by the Trustee or Paying Agent.

         Section 403.  Defeasance and Discharge of Securities of Any Series.

         If this Section 403 is established, as contemplated by Section 301, to be applicable to Securities of any series, then notwithstanding Section 401, (a) the Company shall be deemed to have paid and discharged the entire indebtedness on all the Outstanding Securities of that series, (b) the provisions of this Indenture as it relates to such Outstanding Securities (except as to the rights of Holders of Securities to receive, from the trust funds described in subparagraph (1) below, payment of the principal of (and premium, if any) and any installment of principal of (and premium, if any) or interest on such Securities on each Stated Maturity of such principal or installment of principal or interest or any mandatory sinking fund payments or analogous payments applicable to the Securities of that series on the day on which such payments are due and payable in accordance with the terms of the Indenture and of such Securities, the Company's obligations with respect to such Securities under Sections 304, 305, 306, 403, 1002 and 1003 and the rights, powers, trusts, duties and immunities of the Trustee hereunder) shall no longer be in effect, and (c) the Trustee, at the expense of the Company, shall upon Company Request, execute proper instruments acknowledging the same, provided that the following conditions shall have been satisfied:

         (1) the Company shall have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 609), irrevocably (irrespective of whether the conditions in subparagraphs (2), (3), (4) and (5) below have been satisfied, but subject to the provisions of Section 402(c) and the last paragraph of Section 1003), as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities of that series, with reference to this Section 403, cash or U.S. Government Obligations, or a combination thereof, which through the payment of interest and principal in respect thereof in accordance with their terms will provide not later than the opening of business on the due date of any payment referred to in clause (i) or (ii) of this subparagraph (1) money in an amount sufficient, without consideration of any reinvestment of such principal and interest, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge (i) the principal of (and premium, if any) and each installment of principal (and premium, if any) and interest on such Outstanding Securities of that series on each applicable Stated Maturity of such principal or installment of principal or interest and (ii) any mandatory sinking fund payments or analogous payments applicable to Securities of such series on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities;

         (2) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound;

         (3) no Event of Default or event which with the giving of notice or lapse of time, or both, would become an Event of Default with respect to the Securities of that series shall have occurred and be continuing on the date of such deposit and no Event of Default under Section 501(5) or Section 501(6) or event which with the giving of notice or lapse of time or both, would become an Event of Default under Section 501(5) or Section 501(6) shall have occurred and be continuing on the 91st day after such date;

         (4) the Company has delivered to the Trustee an Opinion of Independent Counsel to the effect that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date first set forth herein above, there has been a change in the applicable United States federal income tax law or the judicial interpretation thereof, in either case
(A) or (B) to the effect that, and based thereon such opinion shall confirm that, Holders of the Securities of that series will not recognize income, gain or loss for federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to United States federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit, defeasance and discharge had not occurred;

         (5) such defeasance or covenant defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act of 1940, as amended, unless such trust shall be registered under such Act or exempt from registration thereunder;

         (6) the Company shall have delivered to the Trustee an Opinion of Independent Counsel in the United States to the effect that after the 91st day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally; and

         (7) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to the defeasance and discharge of the entire indebtedness on all Outstanding Securities of any such series as contemplated by this Section have been complied with.

         Notwithstanding any other provisions of this Section, such defeasance shall be effected in compliance with any additional or substitute terms, conditions or limitations which may be established as contemplated by Section 301 in respect of the Securities of that series. Opinions required to be delivered under this Section may have qualifications customary for opinions of the type required.

                                  ARTICLE FIVE
                                    REMEDIES

         Section 501.  Events of Default.

         "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (1) default in the payment of any interest upon any Security of that series as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or

         (2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or

         (3) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series; or

         (4) default in the performance or breach of any covenant or warranty of the Company in this Indenture (other than any such default or breach which is elsewhere in this Section specifically dealt with or which is expressly not applicable to Securities of that series), and continuance of such default or breach for a period of 45 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

         (5) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

         (6) the commencement by the Company of a voluntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the written consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable law, or the written consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

         (7) any other Event of Default established as contemplated by Section 301 with respect to Securities of that series.

Upon receipt by the Trustee of any Notice of Default pursuant to this Section 501 with respect to Securities of a series all or part of which is represented by a Book-Entry Security, the Trustee shall establish a record date for determining Holders of Outstanding Securities of such series entitled to join in such Notice of Default, which record date shall be at the close of business on the day the Trustee receives such Notice of Default. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such Notice of Default, whether or not such Holders remain Holders after such record date; provided, that unless Holders of at least 25% in principal amount of the Outstanding Securities of such series, or their proxies, shall have joined in such Notice of Default prior to the applicable Expiration Date, such Notice of Default shall automatically and without further action by any Holder be cancelled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such applicable Expiration Date, a new Notice of Default identical to a Notice of Default which has been cancelled pursuant tot the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section 501.

         Section 502.  Acceleration of Maturity; Rescission and Annulment.

         If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount (or, if any of the Securities of that series are Original Issue Discount Securities or Indexed Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof) of all of the Securities of that series to be immediately due and payable by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

         At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

         (1) the Company has paid or deposited with the Trustee a sum sufficient in cash to pay:

                  (A) all overdue interest on all Securities of that series,
                  (B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities,
                  (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

                  (D) all amounts owing the Trustee pursuant to Section 607 in respect of Securities of that series; and

         (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal and premium, if any, of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

         No such rescission shall affect any subsequent default or impair any right consequent thereon.

         Section 503. Collection of Indebtedness and Suits for Enforcement by Trustee.

         The Company covenants that if

         (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

         (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the amounts due the Trustee pursuant to Section 607 in respect of such Securities.

         If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

         If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

         Section 504.  Trustee May File Proofs of Claim.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of any Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

         (1) to file and prove a claim for the whole amount, or such lesser amount as may be provided for in the Securities of any series, of principal, and premium, if any, and interest owing and unpaid in respect of such Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee pursuant to Section 607 and of the Holders allowed in such judicial proceeding, and

         (2) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator (or other similar official), in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it pursuant to Section 607.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

         Section 505. Trustee May Enforce Claims Without Possession of
Securities.

         All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the amounts due the Trustee pursuant to Section 607, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

         Section 506.  Application of Money Collected.

         Any money collected by the Trustee pursuant to this Article or otherwise on behalf of the Holders or the Trustee pursuant to this Article or through any proceeding or any arrangement or restructuring in anticipation or in lieu of any proceeding contemplated by this Article shall be applied, subject to applicable law, in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

         FIRST: To the payment of all amounts due the Trustee under Section 607; and

         SECOND: To the payment of the amounts then due and unpaid for principal of and any premium and interest payable on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium and interest, respectively.

         Section 507.  Limitation on Suits.

         No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver, assignee, trustee, liquidator or sequestrator (or other similar official), or for any other remedy hereunder, unless

         (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

         (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

         (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

         (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

         (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series; it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

         Section 508. Unconditional Right of Holders to Receive Principal, Premium and Interest.

         Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section 307) any interest on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

         Section 509.  Restoration of Rights and Remedies.

         If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

         Section 510.  Rights and Remedies Cumulative.

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of
Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         Section 511.  Delay or Omission Not Waiver.

         No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

         Section 512.  Control by Holders.

         The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

         (1) such direction shall not be in conflict with any rule of law or with this Indenture or be unduly prejudicial to Holders not joining therein, and

         (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

Upon receipt by the Trustee of any such direction with respect to Securities of a series all or part of which is represented by a Book-Entry Security, the Trustee shall establish a record date for determining Holders of Outstanding Securities of such series entitled to join in such direction, which record date shall be at the close of business on the day the Trustee receives such direction. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such direction, whether or not such Holders remain Holders after such record date; provided, that unless such majority in principal amount shall have been obtained prior to the applicable Expiration Date, such direction shall automatically and without further action by any Holder be cancelled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such applicable Expiration Date, a new direction identical to a direction which has been cancelled pursuant to the provisions to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section 512.

         Section 513.  Waiver of Past Defaults.

         The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

         (1) in the payment of the principal of or any premium or interest on any Security of such series, or

         (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

         Section 514.  Undertaking for Costs.

         All parties to this Indenture agree, and each Holder of any Security of any series by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee in respect of the Securities of such series, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company or the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of such series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of, premium, if any, or interest on any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

         Section 515.  Waiver of Stay or Extension Laws.

         The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury or other law wherever enacted, now or at any time hereafter in force, which would prohibit or forgive the Company from paying all or any portion of the principal of, premium, if any, or interest on the Securities contemplated herein or in the Securities or which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE SIX
                                   THE TRUSTEE

         Section 601.  Certain Duties and Responsibilities.

         The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act and this Indenture. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

         Section 602.  Notice of Defaults.

         Within 45 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit to all Holders of Securities of such series, in the manner and to the extent provided in Trust Indenture Act Section 313(c), notice of such default hereunder, unless such default shall have been cured or waived; PROVIDED, HOWEVER, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Security of such series, or in the payment of any sinking fund installment with respect to the Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a committee of Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Holders of the Securities of such series. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to the Securities of such series. Subject to Trust Indenture Act Section 315(b), the Trustee shall not be deemed to have, or be required to take, notice of any default or Event of Default (other than a default described in paragraph
(1), (2), or (3) of Section 501) except upon (A) written notification from the Company or (B) written notification from a Holder and, in the absence of such notice, the Trustee may conclusively presume that there is no default or Event of Default except as aforesaid. Subject to Section 601 of this Indenture, such notification shall not be deemed to include receipt of information obtained in any report or other documents furnished under Section 704 of this Indenture, which reports and documents the Trustee shall have no duty to examine.

         Section 603.  Certain Rights of Trustee.

         Subject to the provisions of Section 601:

         (a) the Trustee may rely and shall be protected in acting or refraining from acting upon receipt by it of any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

         (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

         (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Independent Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

         (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

         (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

         (h) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture other than any liabilities arising out of the negligence of the Trustee;

         (i) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers;

         (j) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and certificates of opinions furnished to it and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

         (k) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

         (l) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

         (m) no provision of this Indenture shall require the Trustee to determine the maximum interest rate permissible under applicable law.

         Section 604.  Not Responsible for Recitals or Issuance of Securities.

         The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or any prospectus prepared in connection with the offering of the Securities, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility and Qualification on Form T-1 supplied to the Company are true and accurate subject to the qualifications set forth therein. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

         Section 605.  May Hold Securities.

         The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

         Section 606.  Money Held in Trust.

         Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

         Section 607.  Compensation and Reimbursement.

         The Company agrees

         (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

         (2) except as otherwise expressly provided herein, to reimburse the Trustee and each predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel and the reasonable fees of in-house counsel in the regular employ of the Trustee which are allocable to this trust and the expenses and disbursements of such counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

         (3) to indemnify the Trustee and each predecessor Trustee and the officers, directors, employees and agents of the Trustee or any such predecessor Trustee (the Trustee, each predecessor Trustee and such officers, directors, employees and agents being hereinafter referred to in this Section collectively as the "Indemnified Parties" and individually as an "Indemnified Party") for, and to hold each Indemnified Party harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder; provided that any Indemnified Party shall promptly notify the Company of the commencement of any action, or proceeding for which it intends to seek indemnity hereunder, will permit the Company to conduct the defense thereof on its behalf and will not compromise or settle any such action, suit or proceeding without the prior approval of the Company.

         The Company's payment obligations pursuant to this Section 607 shall survive the discharge of this Indenture. When the Trustee incurs expenses after the occurrence of an Event of Default specified in Section 501(5) or (6), the expenses are intended to constitute expenses of administration under any bankruptcy law.

         Section 608.  Disqualification; Conflicting Interests.

         If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

         Section 609.  Corporate Trustee Required; Eligibility.

         There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $250,000,000. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         Section 610.  Resignation and Removal; Appointment of Successor.

         (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

         (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may, or any Holder who has been a bona fide Holder of a Security of the applicable series for at least one month may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

         (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

         (d) If at any time:

                  (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder of a Security who has been a bona fide Holder of a Security for at least six months, or

         (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any Holder of a Security who has been a bona fide Holder of a Security for at least six months, or

         (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by or pursuant to Board Resolution may remove the Trustee with respect to all Securities or the Securities of any series, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security of any series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities of such series and the appointment of a successor Trustee or Trustees with respect thereto.

         (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by or pursuant to a Company Request or Company Order, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within six months after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

         (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section 106. Each notice of such appointment shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office. Notices of resignation, removal and appointment may be combined into a single notice.

         Section 611.  Acceptance of Appointment by Successor.

         (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

         (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and
(3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one

Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

         (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraphs (a) and (b) of this Section, as the case may be.

         (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

         Section 612. Merger, Conversion, Consolidation or Succession to
Business.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

         Section 613.  Preferential Collection of Claims Against Company.

         If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

         Section 614.  Appointment of Authenticating Agent.

         The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate

Securities of such series issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee for such series and to the Company. The Trustee for any series of Securities may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee for such series may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

         The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

                                  ARTICLE SEVEN
                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

         Section 701. Company to Furnish Trustee Names and Addresses of Holders.

         The Company will furnish or cause to be furnished to the Trustee

         (a) semi-annually, not later than 15 days after each Regular Record Date for Securities of each series at the time Outstanding, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date (or a date to be established as contemplated by Section 301 for Original Issue Discount Securities) and

         (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished; excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

         Section 702.  Preservation of Information; Communications to Holders.

         (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

         (b) The rights of the Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

         (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under the Trust Indenture Act.

         (d) If three or more Holders (herein referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Indenture or under the Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either

                  (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 702(a), or

                  (ii) inform such applicants as to the approximate number of Holders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 702(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 702(a) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interest of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

         Section 703.  Reports by Trustee.

         (a) Within 60 days after each May 15, beginning with May 15, 1998, the Trustee shall transmit to the Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to Trust Indenture Act Section 313(a) in the manner provided pursuant thereto, and such other reports as may be required under the Trust Indenture Act in the manner and at the times provided pursuant thereto.

         (b) A copy of each such report shall, at the time of such transmission to the Holders, be filed by the Trustee with the Company and, to the extent required, with each stock exchange upon which any Securities are listed and with the Commission. The Company will notify the Trustee when any Securities are listed on any stock exchange.

         Section 704.  Reports by Company.

         The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; PROVIDED that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

                                  ARTICLE EIGHT
              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

         Section 801. Restrictions on Mergers, Consolidations and Transfers of Assets.

         The Company will not, and the Company will not permit any Subsidiary to, consolidate or merge into or sell, assign, transfer, lease or otherwise dispose of all or substantially all of its assets other than in the ordinary course of its business or any of the capital stock or other equity interests of any Subsidiary held by the Company or a Subsidiary to another person unless:

(a) (i) the person is a corporation, trust or partnership organized under the laws of the United States of America or any state thereof or the District of Columbia;

         (ii) the person assumes by supplemental indenture all of the Company's obligations or the obligations of the Subsidiary, as the case may be, relating to the Securities or arising under this Indenture; and

         (iii) immediately after the transaction no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, exists; provided that this clause (iii) will not restrict or be applicable to a merger, consolidation or liquidation of a Subsidiary with or into the Company or with or into another Subsidiary that is wholly-owned, directly or indirectly, by the Company; or

(b) in the case of the sale, assignment, transfer, lease or other disposition of all or substantially all of the assets or any capital stock or other equity interests of any Subsidiary, the Company or a Subsidiary (A) receives, upon the occurrence of such an event, cash consideration at least equal to the fair market value of the assets, stock or equity interests sold, as determined in good faith by the Board of Directors of the Company, and (B) applies within 180 days of such an action the proceeds received to (1) permanently repay Indebtedness of the Company or of a Subsidiary ranking pari passu with the Securities, (2) the purchase of property or assets (including the origination of consumer loans) of a business related to any business that the Company or any Subsidiary conducts at that time, (3) redemption of the Securities, or (4) any combination of clauses 1, 2 and 3.

         The procedures to be followed by the Company in making an offer to purchase Securities from the holders under this section, and for the acceptance of the offer by the holders, will be the same as those set forth in Article Thirteen of this Indenture.

         Except as set forth in clause (b) of this Section 801, upon any such consolidation, merger, sale, assignment, transfer, lease or other disposition, the successor corporation will be substituted for the Company or the Subsidiary, as the case may be, under this Indenture. The successor corporation may then exercise every power and right of the Company or of the Subsidiary under the Indenture, and the Company or the Subsidiary, as the case may be, will be released from all of the Company's or the Subsidiary's liabilities and obligations relating to the Securities or arising under the Indenture. If the Company or any Subsidiary leases all or substantially all of the Company's or the Subsidiary's assets, the lessee corporation will be the successor to the Company or the Subsidiary and may exercise every power and right of the Company or of the Subsidiary, as the case may be, under the Indenture, but the Company or the Subsidiary, as the case may be, will not be released from the Company's or the Subsidiary's obligations to pay the principal of and premium, if any, and interest, if any, on the Securities.

                                  ARTICLE NINE
                             SUPPLEMENTAL INDENTURES

         Section 901.  Supplemental Indentures Without Consent of Holders.

         Without the consent of any Holders, the Company, when authorized by a Board Resolution (which Board Resolution may provide general terms or parameters for such action and may provide that the specific terms of such action may be determined in accordance with or pursuant to a Company Order), and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

         (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants, agreements and obligations of the Company herein and in the Securities; or

         (2) to add to the covenants of the Company for the benefit of the Holders of the Securities of all or any series (and if such covenants are to be for the benefit of the Securities of less than all series, stating that such covenants are expressly being included solely for the benefit of the Securities of such series) or to surrender any right or power herein conferred upon the Company; or

         (3) to add any additional Events of Default; or

         (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form; or

         (5) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that any such addition, change or elimination (i) shall neither (A) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (B) modify the rights of the Holder of any such Security with respect to such provision or (ii) shall become effective only when there is no such Security Outstanding; or

         (6) to establish the forms or terms of Securities of any series as contemplated by Sections 201 and 301; or

         (7) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee; or

         (8) to secure the Securities; or

         (9) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance, covenant defeasance or satisfaction and discharge of the Securities of any series pursuant to this Indenture; provided that any such action shall not adversely affect the interests of the Holders of Securities of such series or any other series of Securities; or

         (10) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this clause (10) shall not adversely affect the interests of the Holders of Securities of any series;

         (11) to add a guarantor or guarantors for any series or all series of the Securities; or

         (12) to comply with the requirements of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act.

         Section 902.  Supplemental Indentures with Consent of Holders.

         With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by Board Resolution (which Board Resolution may provide general terms or parameters for such action and may provide that the specific terms of such action may be determined in accordance with or pursuant to an Issuer Order), and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; PROVIDED, HOWEVER, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

         (1) change the Stated Maturity of or waive a default in the payment of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or change any Place of Payment where any Security or any premium or interest thereon is payable, change the currency in which any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date, or, in the case of repayment at the option of the Holder, on or after the date fixed for repayment), or

         (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

         (3) modify any of the provisions of this Section, Section 513 or
Section 1010, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, or

         (4) in the case of any series of subordinated Securities, modify any provisions hereof that relate to subordination or to the definition of "Senior Indebtedness" applicable to such series in a manner adverse to the Holders of such subordinated Securities.

         A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of the Securities of one or more particular series, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

         It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         Section 903.  Execution of Supplemental Indentures.

         In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         Section 904.  Effect of Supplemental Indentures.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

         Section 905.  Conformity with Trust Indenture Act.

         Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act, as then in effect at the time of execution thereof.

         Section 906.  Reference in Securities to Supplemental Indentures.

         Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

         Section 907.  Notice of Supplemental Indentures.

         Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of Section 902, the Company shall give notice thereof to the Holders of each Outstanding Security affected, in the manner provided for in Section 106, setting forth in general terms the substance of such supplemental indenture. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of such supplemental indenture.

                                   ARTICLE TEN
                                    COVENANTS

         Section 1001.  Payment of Principal, Premium and Interest.

         The Company covenants and agrees for the benefit of the Securities of each series that it will duly and punctually pay the principal of and any premium and interest on the Securities of that series in accordance with the terms of the Securities of that series and this Indenture.

         Section 1002.  Maintenance of Office or Agency.

         The Company will maintain in each Place of Payment for the Securities of any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

         The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; PROVIDED, HOWEVER, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

         Section 1003.  Money for Securities Payments to Be Held in Trust.

         If the Company shall at any time act as its own Paying Agent with respect to the Securities of any series, it will, on or before each due date of the principal of or any premium or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum in cash sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

         Whenever the Company shall have one or more Paying Agents for the Securities of any series, it will, prior to each due date of the principal of or any premium or interest on any Securities of that series, deposit with a Paying Agent a sum in cash sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

         The Company will cause each Paying Agent for the Securities of any series, other than the Trustee, to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (i) hold all sums held by it for the payment of the principal of or any premium or interest on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided; (ii) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal or any premium or interest on the Securities of that series; (iii) during the continuance of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series, and upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series; and
(iv) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or any premium or interest on any Security of any series and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once in a newspaper of general circulation in The City of New York or mailed to each Holder entitled to such money notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

         Section 1004.  Corporate Existence.

         Subject to Section 1014, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect the corporate existence and related rights and franchises (charter and statutory) of the Company and each Subsidiary; provided, however, that the Company shall not be required to preserve any such right or franchise or the corporate existence of any such Subsidiary if the Board of Directors of the Company shall determine that the preservation thereof is no longer necessary or desirable in the conduct of the business of the Company and its Subsidiaries as a whole; and provided, further, however, that the foregoing shall not prohibit a sale, transfer or conveyance of a Subsidiary or any of its assets in compliance with the terms of this Indenture.

         Section 1005.  Payment of Taxes and Other Claims.

         The Company shall pay or discharge or cause to be paid or discharged, on or before the date the same shall become due and payable, (a) all taxes, assessments and governmental charges levied or imposed upon the Company or any of its Subsidiaries shown to be due on any return of the Company or any of its Subsidiaries or otherwise assessed or upon the income, profits or property of the Company or any of its Subsidiaries if failure to pay or discharge the same could reasonably be expected to have a material adverse effect on the ability of the Company to perform its obligations hereunder and (b) all lawful claims for labor, materials and supplies, which, if unpaid, would by law become a lien upon the property of the Company or any of its Subsidiaries, if failure to pay or discharge the same could reasonably be expected to have a material adverse effect on the ability of the Company to perform its obligations hereunder; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings properly instituted and diligently conducted and in respect of which appropriate reserves (in the good faith judgment of management of the Company) are being maintained in accordance with GAAP.

         Section 1006.  Maintenance of Properties.

         The Company shall cause all material properties owned by the Company or any of its Subsidiaries or used or held for use in the conduct of its business or the business of any of its Subsidiaries to be maintained and kept in good condition, repair and working order (ordinary wear and tear excepted) and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the reasonable judgment of the Company may be consistent with sound business practice and necessary so that the business carried on in connection therewith may be properly conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the maintenance of any of such properties if such discontinuance is, in the reasonable judgment of the Company, desirable in the conduct of its business or the business of any of its Subsidiaries; and provided, further, however, that the foregoing shall not prohibit a sale, transfer or conveyance of a Subsidiary or any of its properties or assets in compliance with the terms of this Indenture.

         Section 1007.  Maintenance of Insurance.

         The Company shall at all times keep all of its and its Subsidiaries' properties which are of an insurable nature insured with insurers, believed by the Company in good faith to be financially sound and responsible, against loss or damage to the extent that property of similar character is usually so insured by corporations similarly situated and owning like properties in the same general geographic areas in which the Company and its Subsidiaries operate, except where the failure to do so could not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or prospects of the Company and its Subsidiaries, taken as a whole.

         Section 1008.  Defeasance of Certain Obligations.

         To the extent that this Section 1008 is established as contemplated by
Section 301 to be applicable to Securities of any series or any covenant applicable thereto, (i) the Company may omit to comply with any term, provision or condition of the covenants contained in Sections 1005 through 1007 hereof and any covenants established as contemplated by Section 301 and to which this
Section 1008 is so established as applicable, and (ii) such omission shall be deemed not to be an Event of Default pursuant to Section 501(4), in each case with respect to the Securities of that series, provided that the following conditions have been satisfied:

         (1) the Company has deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 609) irrevocably (irrespective of whether the conditions in subparagraphs (2), (3), (4) and (5) below have been satisfied, but subject to the provisions of Section 402(c) and the last paragraph of Section 1003), as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities of that series, with reference to this Section 1008, cash or U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide not later than the opening of business on the due date of any payment referred to in clause (i) or (ii) of this subparagraph (1) money in an amount sufficient, without consideration of any reinvestment of such principal and interest, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge (i) the principal (and premium, if any) and each installment of principal (and premium, if any) and interest on such Outstanding Securities on the Stated Maturity of such principal or installment of principal or interest and (ii) any mandatory sinking fund payments or analogous payments applicable to Securities of such series on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities;

         (2) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound;

         (3) no Event of Default or event which with the giving of notice or lapse of time, or both, would become an Event of Default with respect to the Securities of that series shall have occurred and be continuing on the date of such deposit and no Event of Default under Section 501(5) or Section 501(6) or event which with the giving of notice or lapse of time, or both, would become an Event of Default under Section 501(5) or Section 501(6) shall have occurred and be continuing on the 91st day after such date;

         (4) the Company has delivered to the Trustee an Opinion of Independent Counsel to the effect that Holders of the Securities of such series will not recognize income, gain or loss for United States federal income tax purposes as a result of such deposit and defeasance of certain obligations and will be subject to United States federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit and defeasance had not occurred;

         (5) such defeasance or covenant defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act of 1940, as amended, unless such trust shall be registered under such Act or exempt from registration thereunder;

         (6) the Company shall have delivered to the Trustee an Opinion of Independent Counsel in the United States to the effect that after the 91st day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally; and

         (7) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to the defeasance as contemplated by this Section have been complied with.

         Opinions required to be delivered under this Section may have qualifications customary for opinions of the types required.

         Section 1009.  Statement as to Compliance.

         The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in compliance with all conditions and covenants of this Indenture (without regard to any period of grace or requirement of notice provided hereunder); and if the Company shall not be in compliance, specifying such non-compliance and the nature and the status thereof as to which such signer may have knowledge. Such certificate shall contain a certification from the principal executive officer, principal financial officer or principal accounting officer of the Company as to his or her knowledge of the Company's compliance with all conditions and covenants under this Indenture (without regard to any period of grace or requirement of notice provided hereunder).

         Section 1010.  Waiver of Certain Covenants.

         The Company may omit in any particular instance to comply with any term, provision or condition of the covenants established as contemplated by
Section 301 with respect to the Securities of any series, except to the extent the terms of such Securities established as contemplated by Section 301 make this Section 1010 inapplicable to any such term, provision or condition of any such covenant if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

         Section 1011. Restrictions on Secured Debt.

         So long as any Securities remain Outstanding, the Company will not issue, assume or guarantee, and will not permit any Subsidiary to issue, assume or guarantee, any Indebtedness secured by a Lien on or of any of the Company's or any Subsidiary's property, or on the shares of stock or debt of any Subsidiary now owned by the Company or acquired after the date hereof. This restriction will not apply if the Securities are secured by a Lien ranking ratably with and equal to (or at the Company's option, prior to) the secured Indebtedness. In any event, the foregoing restriction will not apply to the following:

(i) Liens on Indebtedness outstanding or available to the Company or any Subsidiary under facilities existing on the date of original issuance of the Securities;

(ii) Liens on Indebtedness secured by the stock of a Subsidiary and Indebtedness of a Subsidiary existing when the Subsidiary becomes a Subsidiary, other than Indebtedness created in connection with the transaction by which the Subsidiary becomes a Subsidiary;

(iii) Liens on Indebtedness of the Company or any Subsidiary having a term of less than 365 days arising from any funding arrangement with one or more financial institutions or other lenders or purchasers exclusively to finance the purchase, origination or production of loans held or to be held for sale by the Company or by any Subsidiaries for the purpose of pooling those loans prior to securitization or sale of those loans in the ordinary course of the Company's or any Subsidiary's business;

(iv) Liens on property at the time of its acquisition by the Company or a Subsidiary that secure obligations assumed by the Company or a Subsidiary, or on the property of an entity at the time it is merged into the Company or a Subsidiary (other than Indebtedness created in contemplation of the acquisition of the property or the consummation of such a merger);

(v) Liens to secure the payment of some or all of the purchase price of property or loan portfolios upon the acquisition of that property or those loan portfolios by the Company or a Subsidiary;

(vi) Liens on Indebtedness arising from conditional sales agreements or title retention agreements relating to property acquired by the Company or a Subsidiary;

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

(vii) Liens on Indebtedness owed by a Subsidiary to the Company or to another Subsidiary that is wholly-owned (directly or indirectly) by the Company;

(viii) mechanics', materialmen's, carriers' or similar Liens arising in the ordinary course of business (including in the construction of facilities) relating to obligations not due or which are being contested;

(ix) Liens for taxes not due or being contested, landlords' Liens, tenants' rights under leases, and similar Liens not impairing the use or value of the property involved;

(x) Liens on any property to secure all or part of the cost of improvements or construction on the property or Indebtedness incurred to provide funds for that purpose in a principal amount not exceeding the cost of the improvements or construction;

(xi) Liens incurred in connection with any amendment, restatement, supplement, renewal, replacement, extension, refinancing or refunding in whole or in part, of Indebtedness, provided that the principal amount of the Indebtedness secured by a Lien will not exceed the principal amount of Indebtedness secured at the time any such action is taken (other than with respect to the Company's $175.0 million revolving credit facility with First Union National Bank, as to which the principal amount of Indebtedness may be increased) and that any such action will be limited to the portion of assets that secured the Lien at the time any such action was taken.

         In addition, the Company and any Subsidiary may issue, assume or guarantee Indebtedness that would be subject to the foregoing restrictions without equally and ratably securing the Securities if immediately thereafter the sum of (i) the aggregate principal amount of all Indebtedness outstanding that would be subject to the foregoing restrictions (excluding Indebtedness permitted under the exceptions to the restriction set forth above), and (ii) all Attributable Debt from a Sale and Leaseback (excluding any sale and leaseback as to which the net proceeds of the property sold or transferred are applied to retire Indebtedness or to the purchase of property as described in Section 1013 as of the date of determination would not exceed 15% of Consolidated Net Tangible Assets.

         Section 1012.     Restrictions on Debt of Subsidiaries.

         So long as any Securities remain Outstanding, the Company will not permit any Subsidiary to issue, assume or guarantee any Indebtedness. The foregoing restriction will not apply to the following:

(i)      any Indebtedness of any Subsidiary permitted under Section 1011 above;

(ii) Indebtedness existing on the date of original issuance of the Securities;

(iii) Indebtedness of a Subsidiary existing when the Subsidiary becomes a Subsidiary, other than Indebtedness created in connection with the transaction by which the Subsidiary becomes a Subsidiary;

(iv) Indebtedness owed by a Subsidiary to the Company or to another Subsidiary that is wholly-owned (directly or indirectly) by the Company; and

(v) any amendment, restatement, supplement, renewal, replacement, extension or refunding in whole or in part, of Indebtedness permitted at the time of its original incurrence.

         In addition, any Subsidiary may issue, assume or guarantee Indebtedness if immediately thereafter the sum of (i) the aggregate principal amount of all Indebtedness outstanding (excluding Indebtedness permitted under this Section 1012 and under Section 1011), and (ii) all Attributable Debt from a Sale and Leaseback (excluding any Sale and Leaseback as to which the net proceeds of the property sold or transferred are applied to retire Indebtedness or to the purchase of property as described in
         Section 1013) as of the date of determination would not exceed 15% of Consolidated Net Tangible Assets.

         Section 1013.     Restrictions on Sale and Leaseback Transactions.

         The Company will not, and the Company will not permit any Subsidiary to, sell or transfer, except to one another, any property if such a sale or transfer is made with the agreement, commitment or intention of leasing that property back to the Company or to a Subsidiary for a period of more than three years a "Sale and Leaseback"), unless:

(i)      notice is promptly given to the Trustee of the Sale and Leaseback;

(ii) the Company or the Subsidiary receives fair value for the property sold (as promptly determined in good faith by the Board of Directors of the Company and a copy of the resolution setting forth that determination is promptly delivered to the Trustee); and

(iii) the Company or a Subsidiary, within 180 days after completion of the Sale and Leaseback, applies an amount equal to the net proceeds from the Sale and Leaseback to either (A) the redemption or retirement of the Securities or the repayment of other Indebtedness ranking pari passu with the Securities, or (B) the purchase by the Company or the Subsidiary of property substantially similar to the property sold or transferred. In lieu of applying any or all of the net proceeds from a Sale or Leaseback to the redemption or retirement of Indebtedness, the Company may deliver Securities to the Trustee for cancellation and reduce the amount to be applied to the redemption of Securities by an amount equal to the aggregate principal amount of Securities delivered.

In addition, the Company and any Subsidiary may enter into a Sale and Leaseback if immediately afterward the sum of (i) the aggregate amount of all Indebtedness outstanding (excluding Indebtedness permitted under Section 1011) and (ii) all Attributable Debt from a Sale and Leaseback (excluding any Sale and Leaseback as to which the net proceeds of the property sold or transferred are applied to retire Indebtedness or to the purchase of property as described in clause (B) of the immediately preceding paragraph) as of the date of determination would not exceed 15% of Consolidated Net Tangible Assets.

                                 ARTICLE ELEVEN
                            REDEMPTION OF SECURITIES

         Section 1101.  Applicability of Article.

         Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms established as contemplated by Section 301 and (except as otherwise expressly established as contemplated by Section 301 in respect of Securities of such series) in accordance with this Article.

         Section 1102.  Election to Redeem; Notice to Trustee.

         The election of the Company to redeem any Securities shall be evidenced by a Board Resolution or by action taken pursuant to a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 35 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

         Section 1103.  Selection by Trustee of Securities to Be Redeemed.

         If less than all the Securities of any series are to be redeemed (unless all of the Securities of such series and of a specified tenor are to be redeemed), the particular Securities to be redeemed shall be selected not less than 30 nor more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series. If less than all of the Securities of such series and of a specified tenor are to be redeemed, the particular Securities to be redeemed shall be selected not less than 30 nor more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

         The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

         Section 1104.  Notice of Redemption.

         Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

         All notices of redemption shall state:

                  (1) the Redemption Date,
                  (2) the Redemption Price,
                  (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption of any Securities, the principal amounts) of the particular Securities to be redeemed,
                  (4) in the case of a Security to be redeemed in part, the principal amount of such Security to be redeemed and that after the Redemption Date upon surrender of such Security, new Security or Securities in the aggregate principal amount equal to the unredeemed portion thereof will be issued,
                  (5) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,
                  (6) the place or places where such Securities are to be surrendered for payment of the Redemption Price,
                  (7) that the redemption is for a sinking fund, if such is the case, and
                  (8) the CUSIP number, if any, relating to the Securities.

         Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

         Section 1105.  Deposit of Redemption Price.

         On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount in cash sufficient to pay the Redemption Price of, and

(except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

         Section 1106.  Securities Payable on Redemption Date.

         Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that, unless otherwise specified as contemplated by Section 301, installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

         Section 1107.  Securities Redeemed in Part.

         Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.


                                 ARTICLE TWELVE
                                  SINKING FUNDS

         Section 1201.  Applicability of Article.

         The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 301 for Securities of such series.

         The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

         Section 1202.  Satisfaction of Sinking Fund Payments with Securities.

         The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

         Section 1203.  Redemption of Securities for Sinking Fund.

         Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 1202 and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 and not more than 60 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.

                                ARTICLE THIRTEEN
                     REPAYMENT AT THE OPTION OF THE HOLDERS

         Section 1301. Applicability of Article. Repayment of securities of any series before their Stated Maturity at the option of Holders thereof shall be made in accordance with the terms of such Securities and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

         Section 1302. Repayment of Securities. Securities of any series subject to repayment in whole or in part at the option of the Holders thereof will, unless otherwise provided in the terms of such Securities, be repaid at a price equal to the principal amount thereof, together with interest and/or premium, if any, thereon accrued to the Repayment Date specified in or pursuant to the terms of such Securities. The Company covenants that on or before the Repayment Date it will deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in
Section 1003) an amount of money sufficient to pay the principal (or, if so provided by the terms of the Securities of any series, a percentage of the principal) of, the premium, if any, and (except if the Repayment Date shall be an Interest Payment Date) accrued interest on, all the Securities or portions thereof, as the case may be, to be repaid on such date.

         Section 1303. Exercise of Option. Securities of any series subject to repayment at the option of the Holders thereof will contain an "Option to Elect Repayment" form on the reverse of such Securities. Except as otherwise may be provided by the terms of any Security providing for repayment at the option of the Holder thereof, to be repaid at the option of the Holder, any Security so providing for such repayment, with the "Option to Elect Repayment" form on the reverse of such Security duly completed by the Holder (or by the Holder's attorney duly authorized in writing), must be received by the Company at the Place of Payment therefor specified in the terms of such Security (or at such other place or places of which the Company shall from time to time notify the Holders of such Securities) not earlier than 45 days nor later than 30 days prior to the Repayment Date. If less than the entire principal amount of such Security is to be repaid in accordance with the terms of such Security, the principal amount of such Security to be repaid, in increments of the minimum denomination for Securities of such series, the premium, if any, to be paid, and the denomination or denominations of the Security or Securities to be issued to the Holder for the portion of the principal amount of such Security surrendered that is not to be repaid, must be specified. The principal amount of any Security providing for repayment at the option of the Holder thereof may not be repaid in part if, following such repayment, the unpaid principal amount of such Security would be less than the minimum authorized denomination of Securities of the series of which such Security to be repaid is a part. Except as otherwise may be provided by the terms of any Security providing for repayment at the option of the Holder thereof and as provided in Sections 308, exercise of the repayment option by the Holder shall be irrevocable unless waived by the Company.

         Section 1304. When Securities Presented for Repayment Become Due and Payable. If Securities of any series providing for repayment at the option of the Holders thereof shall have been surrendered as provided in this Article and as provided by or pursuant to the terms of such Securities, such Securities or the portions thereof, as the case may be, to be repaid shall become due and payable and shall be paid by the Company on the Repayment Date therein specified, and on and after such Repayment Date (unless the Company shall default in the payment of such Securities on such Repayment Date) such Securities shall, if the same were interest-bearing, cease to bear interest. Upon surrender of any such Security for repayment in accordance with such provisions, the principal amount of such Security so to be repaid (or, if so provided by the


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

terms of the Securities of any series, a percentage of the principal) shall be paid by the Company, together with accrued interest and/or premium, if any, to the Repayment Date; provided, however, that installments of interest, if any, whose Stated Maturity is on or prior to the Repayment Date shall be payable (but without interest thereon, unless the Company shall default in the payment thereof) to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

         If the principal amount of any Security surrendered for repayment shall not be so repaid upon surrender thereof, such principal amount (together with interest, if any, thereon accrued to such Repayment Date) shall, until paid, bear interest from the Repayment Date at the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) set forth in such Security.

         Section 1305. Securities Repaid in Part. Upon surrender of any Security which is to be repaid in part only, the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge and at the expense of the Company, a new Security or Securities of the same series, of any authorized denomination specified by the Holder, in an aggregate principal amount equal to and in exchange for the portion of the principal of such Security so surrendered which is not to be repaid.

                                ARTICLE FOURTEEN
                           SUBORDINATION OF SECURITIES

         Section 1401.  Securities Subordinate to Senior Indebtedness.

         The Company covenants and agrees, and each Holder of a Security of any series, by his acceptance thereof, likewise covenants and agrees, that to the extent and in the manner set forth pursuant to Section 301(17) hereof, the indebtedness represented by the Securities of such series and the payment of principal of (and premium, if any) and interest on each or all of the Securities of such series are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness.

                                   ----------

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                         OAKWOOD HOMES CORPORATION


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



                                         By: _______________________________
                                             Name:
                                             Title:

[CORPORATE SEAL]


Attest:


By: _____________________________
      Name:
      Title:


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

                                         THE FIRST NATIONAL BANK OF CHICAGO,
                                         Trustee




                                         By: _______________________________
                                             Name:
                                             Title:

[CORPORATE SEAL]


Attest:



By: _____________________________
      Name:
      Title:


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

STATE OF NORTH CAROLINA              )
                                     ) ss.:
COUNTY OF ___________________        )


         On the _______ day of ______________, 1998, before me personally came ______________________________, to me known, who, being by me duly sworn, did depose and say that he is ___________________ of OAKWOOD HOMES CORPORATION, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.


                                       ----------------------------------------
                                       Name:


Notary Public State of My Commission expires on

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